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                                                                EXHIBIT 10.6


                          AMENDMENT TO LOAN AGREEMENT
                         AMONG SAFETY 1ST, INC., ET AL.
                                      AND
                             FLEET NATIONAL BANK OF
                                 MASSACHUSETTS,
                       THE FIRST NATIONAL BANK OF BOSTON,
                                  AND USTRUST

        This Amendment is made to that certain Loan Agreement dated March 28, 1996 (the "Loan Agreement"), by and among Safety 1st, Inc. ("Safety 1st"), a Massachusetts corporation with offices at 210 Boylston Street, Chestnut Hill, Massachusetts; Safety 1st (Europe) Limited ("Safety Europe"), a limited liability company organized under the laws of the United Kingdom, 3232301 Canada, Inc. ("3232301"), a corporation organized under the federal laws of Canada; Safety 1st Home Products Canada, Inc. ("Safety Canada"), a corporation organized under the federal laws of Canada; Safety 1st International, Inc. ("Safety International"), a corporation organized under the laws of the U.S. Virgin Islands; and Fleet National Bank ("Fleet"), a banking corporation organized under the laws of the United States; the First National Bank of Boston ("Bank of Boston"), a banking corporation organized under the laws of the United States; and USTrust ("UST"), a Massachusetts trust company (collectively "the Banks"). Safety 1st, Safety Europe, 3232301, Safety Canada and Safety International are sometimes collectively hereinafter referred to as "the Borrowers".

        The Banks and the Borrowers have agreed to amend the Loan Agreement to modify certain financial covenants contained in Sections 5.22 and 5.23 thereof and to further modify the Loan Agreement as hereinafter set forth.
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        In consideration of the foregoing and in consideration of the mutual undertakings and representations made herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged by the Borrowers and the Banks, the Borrowers and the Banks agree as follows:

        1. Section 5.22 of the Loan Agreement is amended effective from and after March 31, 1996 to read as follows:

                        "5.22 Total Liabilities to Tangible Net Worth Ratio. The Borrowers shall not at any time permit the ratio of total liabilities to Consolidated Tangible Net Worth to exceed 1.50:1.0 for the period commencing March 31, 1996 through September 29, 1996, nor more than 1.25:1.0 at any time on or after September 30, 1996."

        2. Section 5.23 of the Loan Agreement is amended effective from and after March 31, 1996 to read as follows:

                        "5.23 Minimum Tangible Net Worth. The Borrowers shall not permit their Consolidated Tangible Net Worth to be less than $35,000,000 as of March 31, 1996, plus an amount equal to eighty-five (85%) percent of Borrowers' cumulative quarterly net profits calculated on an after tax basis for each fiscal quarter ending after March 31, 1996, unreduced by any losses incurred by the Borrowers in any fiscal quarter."

        3. On the date of this Amendment, the Borrowers shall pay to Fleet, as agent for the Banks, the sum of Twenty Five Thousand ($25,000) Dollars as an Amendment Fee, which Amendment Fee shall be shared by the Banks in accordance with their respective Commitment Percentages.

        4. The definition of the term "Borrowing Base" contained in Section 1 of the Loan Agreement is amended effective March 28, 1996 to read as follows:




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                        "Borrowing Base" shall mean an amount equal to the sum
                        of: (i) 80% of the Net Outstanding Amount of Base Accounts attributable to Domestic Accounts Receivable and Foreign Accounts Receivable plus (ii) (a) for the period from the date hereof until June 30, 1996, 65% of the sum of the Net Security Value of Base Inventory plus Letters of Credit (other than standby letters of credit); (b) for the period from July 1, 1996 through and including December 31, 1996, 50% of the sum of the Net Security Value of Base Inventory plus Letters of Credit (other than standby letters of credit); and (c) for the period after December 31, 1996, 40% of the sum of the Net Security Value of Base Inventory plus Letters of Credit (other than standby letters of credit); provided that the maximum portion of the Borrowing
                        Base comprised of availability against Foreign Accounts Receivable and inventory located outside the continental United States shall not be more than Five Million ($5,000,000.00) Dollars. Whenever the Borrowing Base is used as a measure of loans, it shall be computed as of, and the loans referred to shall be those reflected in the Revolving Loan Account at the time in question.
                        In calculation of the Borrowing Base (x) there shall be eliminated from the Net Outstanding Amount of Base Accounts any Accounts due to Safety Europe and Safety Canada in excess of the sum of direct loans and trade credit advances from safety 1st to each of Safety
                        Europe and Safety Canada, and advances from Safety
                        1st to each of Safety Europe and Safety Canada, and
                        (y) there shall be eliminated from the Net Security Value of Base Inventory of Safety Europe and Safety Canada, Inventory in excess of the 1) direct loans and trade credit advances from Safety 1st to each respective company, minus (2) the respective amounts of Accounts Receivable of such companies included in the Net Outstanding Amount of Base Accounts in calculation of the Borrowing Base."

        5. In accordance with Section 5.1(vii) of the Loan Agreement, the Borrowers shall from time to time deliver to the Banks a Borrowing Base





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                Certificate in the form of the Borrowing Base Certificate
                annexed hereto.

        6. The Banks acknowledge and agree that the Borrowers shall have until May 17, 1996 to deliver to the Banks the so-called management letter issued in connection with Borrowers' fiscal 1995 audited financial statements which was required to be provided within 120 days of Borrowers' fiscal year end.

        7. Except as expressly modified by this Amendment, all of the terms, conditions and provisions of the Loan Agreement remain in full force and effect and are expressly ratified and confirmed by the Borrowers and the Banks. As of the date hereof, the Borrowers represent and warrant that they have no offsets, claims, or other defenses to payment of full of their obligations to the Banks, and reaffirm that all of the representations and warranties made by them in the Loan Agreement and the other loan documents, remain true and correct as of the date of this Amendment.

        8. The Borrowers shall take such actions, and execute and deliver to the Banks such documents and agreements as the Banks may require to evidence the agreements contained herein, and the Banks shall take such actions and execute and deliver such documents and agreements as may be required to evidence their agreements contained herein.

        9. This Amendment and the documents delivered in connection herewith represent the entire agreement among the parties with respect to the subject matter hereof, and shall be construed in accordance with the laws of the Commonwealth of Massachusetts as an agreement under seal.

        WITNESS OUR HANDS AND SEALS THIS 10th DAY OF MAY, 1996.

                                        BORROWERS;
                                        SAFETY 1ST, INC.


                                        By: /s/ Michael Lerner
                                            -----------------------------------
                                            President and CEO



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                                SAFETY 1ST (EUROPE) LIMITED

                                By: /s/ Michael Lerner
                                    -----------------------------------
                                    Director

                                By:
                                    -----------------------------------

                                SAFETY 1ST HOME PRODUCTS CANADA, INC.


                                By: /s/ Michael Lerner
                                    -----------------------------------
                                    CEO

                                3232301 CANADA, INC.


                                By: /s/ Michael Lerner
                                    -----------------------------------
                                    President

                                SAFETY 1ST INTERNATIONAL, INC.


                                By: /s/ Michael Lerner
                                    -----------------------------------
                                    President

                                BANKS:
                                FLEET NATIONAL BANK


                                By: /s/ Deborah J. Lawrence
                                    -----------------------------------
                                    DEBORAH J. LAWRENCE, Vice President


                                THE FIRST NATIONAL BANK OF BOSTON


                                By: /s/ Gregory O'Brien
                                    -----------------------------------
                                    GREGORY O'BRIEN, Managing Director


                                USTRUST


                                By: /s/ Errin Siagel
                                    -----------------------------------
                                    ERRIN SIAGEL, Vice President





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                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                   May 10, 1996

        Then personally appeared the above-named, Michael Lerner, the President and CEO of Safety 1st, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st, Inc., before me,

                                /s/ Marilyn L. Himelfarb
                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires: 12/20/2002


                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                   May 10, 1996

        Then personally appeared the above-named, Michael Lerner, the Director of Safety 1st (Europe) Limited, and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st (Europe) Limited, before me,

                                /s/ Marilyn L. Himelfarb
                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires: 12/20/2002


                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                   May 10, 1996

        Then personally appeared the above-named, Michael Lerner, the CEO of Safety 1st Home Products Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st Home Products Canada, Inc., before me,

                                /s/ Marilyn L. Himelfarb
                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires: 12/20/2002





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                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                   May 10, 1996

        Then personally appeared the above-named, Michael Lerner, the President of 3232301 Canada, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of 3232301 Canada, Inc., before me,

                                /s/ Marilyn L. Himelfarb
                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires: 12/20/2002


                         COMMONWEALTH OF MASSACHUSETTS


Middlesex, ss                                                   May 10, 1996

        Then personally appeared the above-named, Michael Lerner, the President of Safety 1st International, Inc., and acknowledged the foregoing instrument to be his free act and deed on behalf of Safety 1st International, Inc., before me,

                                /s/ Marilyn L. Himelfarb
                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires: 12/20/2002


                         COMMONWEALTH OF MASSACHUSETTS


          , ss                                                   May   , 1996

        Then personally appeared the above-named, Deborah J. Lawrence, the Vice President of Fleet National Bank, and acknowledged the foregoing instrument to be her free act and deed on behalf of Fleet National Bank, before me,

                                ---------------------------------------------
                                                              , Notary Public
                                My Commission Expires:




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